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                                                                 EXHIBIT 23(a)


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated February 10, 1995 appearing on page F-2 of the Hornbeck Offshore Services, Inc. Annual Report on Form 10-K for the year ended December 31, 1994. We also consent to the reference to us under the heading "Experts" in such Prospectus.


/s/  PRICE WATERHOUSE LLP
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     PRICE WATERHOUSE LLP

July 5, 1995
Houston, Texas